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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    MARCH 5, 1998
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



     OKLAHOMA                         1-13726                  73-1395733
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(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)             Identification No.)




     6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA          73118
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             (Address of principal executive offices)          (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.       OTHER EVENTS

       On March 5, 1998, Chesapeake Energy Corporation ("Chesapeake") and Pan East Petroleum Corp. ("Pan East") announced the recent completion of the first of their three well horizontal drilling program in the Midwinter portion of the Helmet area in Northeast British Columbia. The March 5, 1998 press release is filed herewith as Exhibit 99, and is incorporated herein by reference.


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                     CHESAPEAKE ENERGY CORPORATION

                                     BY: /S/ MARCUS C. ROWLAND
                                        ----------------------------------------
                                             MARCUS C. ROWLAND
                                             Senior  Vice  President  - Finance
                                             and Chief Financial Officer



Dated: March 5, 1998




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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c)    Exhibits

                     Exhibit 99.1 Press Release dated March 5, 1998.



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